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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 18, 2000

                                 [KEYCORP LOGO]
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Ohio                        0-850                   34-6542451
 ----------------------------     ----------------------    --------------------
 (State or other jurisdiction     Commission File Number     (I.R.S. Employer
     of incorporation or                                     Identification No.)
        organization)


  127 Public Square, Cleveland, Ohio                             44114-1306
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    (Address of principal executive                              (Zip Code)
               offices)


       Registrant's telephone number, including area code: (216) 689-6300






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ITEM 5.  OTHER EVENTS

On July 18, 2000, the Registrant issued a press release announcing its earnings results for the three-month and six-month periods ended June 30, 2000. This press release, dated July 18, 2000, is attached as Exhibit 99 to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits
         --------

         99 The Registrant's July 18, 2000, press release announcing its earnings results for the three-month and six-month periods ended June 30, 2000.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                           KEYCORP
                                              ----------------------------------
                                                        (Registrant)


Date:  July 19, 2000                                   /s/ Lee Irving
                                              ----------------------------------
                                              By:   Lee Irving
                                                    Executive Vice President
                                                    and Chief Accounting Officer